                                        [LOGO] PIONEER
                                               INVESTMENTS-Registered Trademark-



PIONEER
MICRO-CAP
FUND


SEMIANNUAL REPORT 5/31/01

TABLE OF CONTENTS
------------------------------------------------------------------------------

 Letter from the President                                             1


 Portfolio Summary                                                     2


 Performance Update                                                    3


 Portfolio Management Discussion                                       5


 Schedule of Investments                                               8


 Financial Statements                                                 14


 Notes to Financial Statements                                        19


 Trustees, Officers and Service Providers                             24


 Retirement Plans from Pioneer                                        25


 Programs and Services for Pioneer Shareowners                        26

 PIONEER MICRO-CAP FUND

 LETTER FROM THE PRESIDENT 5/31/01


 DEAR SHAREOWNER,
--------------------------------------------------------------------------------

 I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

 You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

 As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

 I'd also like to share some news with you. The Fund's Trustees approved on June 5, 2001 a change to the capitalization range of the Fund's investment and changed the Fund's name to Pioneer Small-Cap Value Fund as of September 6, 2001. We will also start using the Russell 2000 Value Index as the Fund's benchmark. Please read the prospectus supplement for more information. Please call Pioneer at 1-800-225-6292 or your investment professional if you have any questions.

 Sincerely,



 /s/ David Tripple


 David Tripple
 Pioneer Investment Management, Inc.

 PORTFOLIO SUMMARY 5/31/01



 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[CHART]

 International Common Stocks       3%
 Short-Term Cash Equivalents       4%
 U.S. Common Stocks               93%

 SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[CHART]

Communication Services     2%
Transportation             3%
Utilities                  4%
Basic Materials            4%
Health Care                4%
Capital Goods              8%
Energy                     8%
Consumer Cyclicals        22%
Financial                 19%
Technology                16%
Consumer Staples          10%

 10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

 1. Southwestern Energy Co.                 2.15%
 2. Brooks Automation, Inc.                 2.05
 3. ITT Educational Services                1.98
 4. Unit Corp.                              1.97
 5. Pediatrix Medical Group, Inc.           1.88
 6. Nacco Industries, Inc.                  1.87%
 7. Right Management Consultants, Inc.      1.82
 8. Guitar Center Inc.                      1.75
 9. Tom Brown, Inc.                         1.68
10. Photronics, Inc.                        1.65

Fund holdings will vary for other periods.

 PERFORMANCE UPDATE 5/31/01                                      CLASS A SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    5/31/01         11/30/00
                              $24.39          $20.10

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/00-5/31/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index and the Russell 2000 Index.

[CHART]

 AVERAGE ANNUAL TOTAL RETURNS
 (As of May 31, 2001)

                NET ASSET       PUBLIC
PERIOD            VALUE     OFFERING PRICE*
Life-of-Class     14.24%         12.65%
(2/28/97)
1 Year            20.95          13.99

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

                                Pioneer                   Merrill Lynch           Russell 2000
                                Micro-Cap Fund*           Micro-Cap Index         Index
2/28/1997                       $9,425                    $10,000                 $10,000
5/31/1997                       $9,874                    $9,981                  $10,617
                                $11,099                   $11,620                 $11,853
                                $11,206                   $12,053                 $12,083
                                $11,540                   $12,616                 $12,994
5/31/1998                       $11,051                   $12,810                 $12,871
                                $7,640                    $9,282                  $9,551
                                $9,282                    $10,770                 $11,281
                                $9,603                    $11,014                 $11,155
5/31/1999                       $10,769                   $12,127                 $12,525
                                $11,245                   $12,557                 $12,261
                                $11,661                   $13,662                 $13,048
                                $15,856                   $19,279                 $16,650
5/31/2000                       $13,718                   $14,711                 $13,765
                                $16,392                   $17,565                 $15,588
                                $13,674                   $14,196                 $12,971
                                $15,095                   $16,005                 $13,846
5/31/2001                       $16,592                   $17,718                 $14,548

  The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. We believe the Russell 2000 Index is more representative of the companies in the Fund's portfolio than the Merrill Lynch Micro-Cap Index and will not provide the Merrill Lynch index in the future. You cannot invest directly in the Indices.

  Micro-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PERFORMANCE UPDATE 5/31/01                                      CLASS B SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    5/31/01         11/30/00
                              $23.65          $19.56

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/00-5/31/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index and the Russell 2000 Index.

[CHART]

 AVERAGE ANNUAL TOTAL RETURNS
 (As of May 31, 2001)

                    IF        IF
PERIOD             HELD     REDEEMED*
Life-of-Class     13.44%     13.12%
(2/28/97)
1 Year            20.03      16.03

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


GROWTH OF $10,000

                            Pioneer                Merrill Lynch        Russell 2000
                            Micro-Cap Fund*        Micro-Cap Index      Index
2/28/1997                   $10,000                $10,000              $10,000
5/31/1997                   $10,473                 $9,981              $10,617
                            $11,753                $11,620              $11,853
                            $11,847                $12,053              $12,083
                            $12,173                $12,616              $12,994
5/31/1998                   $11,633                $12,810              $12,871
                             $8,025                 $9,282               $9,551
                             $9,740                $10,770              $11,281
                            $10,067                $11,014              $11,155
5/31/1999                   $11,263                $12,127              $12,525
                            $11,732                $12,557              $12,261
                            $12,145                $13,662              $13,048
                            $16,478                $19,279              $16,650
5/31/2000                   $14,237                $14,711              $13,765
                            $16,983                $17,565              $15,588
                            $14,132                $14,196              $12,971
                            $15,585                $16,005              $13,846
5/31/2001                   $16,887                $17,718              $14,548

  The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. We believe the Russell 2000 Index is more representative of the companies in the Fund's portfolio than the Merrill Lynch Micro-Cap Index and will not provide the Merrill Lynch index in the future. You cannot invest directly in the Indices.

  Micro-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 5/31/01


Ken Fuller, whose 25 years of investment experience include 15 years devoted to analyzing small companies, leads the investment team that manages Pioneer Micro-Cap Fund. In the following discussion, he reviews the background and some of the specifics that contributed to the Fund's strong performance over the last six months.

Q.  HOW DID THE FUND PERFORM DURING THIS UP-AND-DOWN PERIOD IN THE MARKETS?

A. Broadening investor interest continued to boost small companies in a wide range of industries. That environment rewarded our bottom-up stock-picking style as the Fund's Class A and B shares returned 21.34% and 20.91%, respectively, at net asset value, for the six months ended May 31, 2001. These figures trailed both the Fund's benchmark, the Merrill Lynch Micro-Cap Index, which had a 24.81% return for the period, and the average 22.67% total return of the 269 funds in Lipper's Small-Cap Value category. (Lipper, Inc. is an independent firm that tracks mutual fund performance.)

Q.  WHICH SECTORS HAD THE MOST IMPACT ON PERFORMANCE?

A. We pick stocks where we find good value, so our weightings are determined by where the values are. For example, the Fund benefited from owning two companies that prospered in an atmosphere of corporate layoffs and business distress. FTI CONSULTING, our single best performing stock during the half-year, is a bankruptcy consultant, an area that drew more attention as the economy slowed. In a similar vein, RIGHT MANAGEMENT CONSULTANTS, another top performer, is an outplacement specialist, hired by corporations to counsel laid-off employees on job-seeking approaches.

Q.  YOU STILL HOLD A LARGE NUMBER OF ENERGY STOCKS. PLEASE COMMENT.

A. Based on our expectations for continued strong prices, we found good values and excellent results across the energy industry. SOUTHWESTERN ENERGY rebounded after trying to divest its utility operation in an effort to reduce debt; sharply increased gas revenues went a long way to alleviating that burden. UNIT which is part land driller and part production company, benefited from high gas prices and increased drilling activity. Expanded drilling also meant additional orders for LUFKIN's pumps, the nodding structures seen atop oilrigs. STELMAR SHIPPING, a tanker company, did well as the supply of tankers fell behind the demand for shipping capacity, another factor complicating the energy situation.

Q.  HOW DID THE TECHNOLOGY SLUMP AFFECT PERFORMANCE?

A. Overall, we did well in this multi-faceted sector. BROOKS AUTOMATION, one of our largest holdings, makes robot arms used in semiconductor manufacture. Brooks performed well as investors began to look past current inventory problems toward a possible pickup in demand. Two of our stronger performers, PHOTRONICS and PHOTON DYNAMICS, make photolithography devices that utilize light waves to draw microscopically thin wires on semiconductor chips. Both stand to benefit from rising prices and advancing technology in this highly specialized area. Another positive contributor tied to technology was ITT EDUCATIONAL SERVICES, a for-profit post-secondary school that awards degrees in high-tech fields. Graduates are in demand as workers upgrade their skills in a newly competitive labor market.

    But ACT MANUFACTURING, a contract manufacturer, suffered from slumping sales of telephone handsets. LO-JACK, another disappointment, makes electronic tracking devices that pinpoint the whereabouts of stolen cars. New management is attempting to broaden brand awareness and extend distribution beyond the auto dealers that the company has depended on. These steps have the potential to increase sales; they will also allow Lo-Jack to explore additions to its product line.

Q.  WHAT OTHER POCKETS OF STRENGTH OR WEAKNESS AFFECTED PERFORMANCE?

A. We had good results from an eclectic group of companies. VENTAS, a healthcare REIT, rose sharply and increased its dividend when its major tenant emerged from bankruptcy. RAILAMERICA, which operates several shortline railroads, benefited from increased shipments of coal and higher carloadings overall.

    There were also positive contributions in the food sector. After suffering losses related to bananas, FRESH DEL MONTE PRODUCE rebounded when it switched emphasis to the more profitable pineapple business. EMBREX, a worldwide firm that inoculates chicken eggs against several diseases, recovered from an accounting controversy in its European division and has resumed its solid growth rate.

    On the other hand, insurers Highland Insurance and Gainsco both fell, as a shakeout continued among small property and casualty insurers. Highland's losses stemmed from its commercial auto lines, while Gainsco suffered high payouts on policies covering long-distance truckers.

Q. WHERE DO YOU THINK THE ECONOMY IS HEADING, AND HOW DOES YOUR OUTLOOK AFFECT THE FUND'S POSITIONING?

A. Consumers control the bulk of U.S. economic output, so we are monitoring consumer behavior and confidence figures carefully. For now, we are underweighting consumer cyclicals and looking for opportunities among stocks that are less tightly tied to economic trends. For example, we are avoiding banks because of concerns over loan quality. In addition, we are overweight in energy and slightly so in technology, where we are finding good value. But a lack of attractive valuations has kept us from adding health care stocks.

Q. SMALL CAP STOCKS HAVE OUTPERFORMED LARGE-CAPITALIZATION STOCKS FOR THE LAST TWO YEARS. IS THE TREND LIKELY TO CONTINUE?

A. No one can say, of course. However, there have been six periods since the depression, ranging from 1 to 8 years, when investors were rewarded for favoring small companies over large. The average length of these periods has been about six years. (Source: Prudential Securities) We are also encouraged because small-cap valuations are still much more attractive than large-cap valuations. To us, that's an indicator that the current period of outperformance by small companies may last for a while.

 SCHEDULE OF INVESTMENTS 5/31/01 (UNAUDITED)

     SHARES                                                                     VALUE
          COMMON STOCKS - 96.3%
                    BASIC MATERIALS - 4.2%
                    AGRICULTURAL PRODUCTS - 0.9%
     105,800        Embrex, Inc.*                                         $ 1,582,768
                                                                          -----------
                    CONSTRUCTION (CEMENT & AGGREGATES) - 1.3%
      75,700        Oglebay Norton Co.                                    $ 2,271,000
                                                                          -----------
                    GOLD & PRECIOUS METALS MINING - 1.2%
     137,000        Goldcorp Inc.                                         $ 1,259,030
     100,000        Meridian Gold Inc.*                                       753,000
                                                                          -----------
                                                                          $ 2,012,030
                                                                          -----------
                    PAPER & FOREST PRODUCTS - 0.8%
     199,000        Mercer International Inc.*                            $ 1,422,850
                                                                          -----------
                    TOTAL BASIC MATERIALS                                 $ 7,288,648
                                                                          -----------
                    CAPITAL GOODS - 8.0%
                    ELECTRICAL EQUIPMENT - 1.0%
      19,000        Power-One, Inc.*                                       $  388,360
      96,500        Watsco, Inc.                                            1,351,000
                                                                          -----------
                                                                          $ 1,739,360
                                                                          -----------
                    MACHINERY (DIVERSIFIED) - 1.8%
      42,800        Nacco Industries, Inc.                                $ 3,128,680
                                                                          -----------
                    MANUFACTURING (DIVERSIFIED) - 0.7%
     145,200        North American Palladium Ltd.*                        $ 1,310,266
                                                                          -----------
                    METAL FABRICATORS - 2.3%
     111,500        Brush Engineered Materials Inc.                       $ 2,408,400
     149,000        N N Ball & Roller, Inc.                                 1,519,800
                                                                          -----------
                                                                          $ 3,928,200
                                                                          -----------
                    WASTE MANAGEMENT - 2.2%
      99,900        New Horizons Worldwide, Inc.*                         $ 1,848,150
      45,300        Stericycle Inc.*                                        1,940,199
                                                                          -----------
                                                                          $ 3,788,349
                                                                          -----------
                    TOTAL CAPITAL GOODS                                   $13,894,855
                                                                          -----------
                    COMMUNICATION SERVICES - 1.4%
                    TELEPHONE - 1.4%
     200,200        Boston Communications Group, Inc.*                    $ 2,402,400
                                                                          -----------
                    TOTAL COMMUNICATION SERVICES                          $ 2,402,400
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                     VALUE
                    CONSUMER CYCLICALS - 21.4%
                    AUTO PARTS & EQUIPMENT - 1.0%
      95,100        Applied Industrial Technologies, Inc.                 $ 1,721,310
                                                                          -----------
                    BUILDING MATERIALS - 0.9%
      53,800        Nortek Inc.*                                          $ 1,560,200
                                                                          -----------
                    CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 1.6%
     157,500        Koala Corp.*                                         $    633,150
     118,600        Movado Group, Inc.                                      2,117,010
                                                                          -----------
                                                                          $ 2,750,160
                                                                          -----------
                    FOOTWEAR - 0.7%
      74,000        Maxwell Shoe Co. Inc.*                                $ 1,206,200
                                                                          -----------
                    HARDWARE & TOOLS - 1.2%
     113,000        WD-40 Co.                                             $ 2,170,730
                                                                          -----------
                    HOUSEHOLD FURNITURE & APPLIANCES - 0.7%
     200,000        Lo-Jack Corp.*                                        $ 1,130,000
                                                                          -----------
                    LEISURE TIME (PRODUCTS) - 0.5%
      84,000        Equity Marketing Inc.*                                 $  845,880
                                                                          -----------
                    PUBLISHING - 0.8%
      85,500        Advanced Marketing Services, Inc.                     $ 1,410,750
                                                                          -----------
                    RETAIL (COMPUTERS & ELECTRONICS) - 1.3%
     186,000        Inter-Tan, Inc.*                                      $ 2,334,300
                                                                          -----------
                    RETAIL (HOME SHOPPING) - 0.8%
      60,000        Coldwater Creek Inc.*                                 $ 1,401,000
                                                                          -----------
                    RETAIL (SPECIALTY) - 5.0%
     165,000        Guitar Center Inc.*                                   $ 2,928,750
     118,100        Haverty Furniture                                       1,499,870
     140,000        Lithia Motors, Inc.*                                    2,702,000
      67,000        School Specialty Inc.*                                  1,555,070
                                                                          -----------
                                                                          $ 8,685,690
                                                                          -----------
                    RETAIL (SPECIALTY-APPAREL) - 0.6%
      58,900        Wilsons The Leather Experts Inc.*                     $ 1,113,210
                                                                          -----------
                    SERVICES (COMMERCIAL & CONSUMER) - 5.0%
      76,500        Chemed Corp.                                          $ 2,685,150
     100,000        FTI Consulting, Inc.*                                   1,910,000
      90,000        Pegusus Systems, Inc.*                                  1,035,900
     157,500        Right Management Consultants, Inc.*                     3,055,500
                                                                          -----------
                                                                          $ 8,686,550
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                     VALUE
                    TEXTILES (APPAREL) - 1.3%
     144,000        Phillips-Van Heusen Corp.                            $  2,232,000
                                                                         ------------
                    TOTAL CONSUMER CYCLICALS                             $ 37,247,980
                                                                         ------------
                    CONSUMER STAPLES - 9.6%
                    DISTRIBUTORS (FOOD & HEALTH) - 1.3%
     126,800        United Natural Foods Inc.*                           $  2,226,608
                                                                         ------------
                    FOODS - 2.4%
     210,500        Fresh Del Monte Produce Inc.*                        $  2,315,500
      48,755        Hain Celestial Group, Inc.*                             1,219,850
     100,000        Horizon Organic Holding Corp.*                            649,000
                                                                         ------------
                                                                         $  4,184,350
                                                                         ------------
                    RESTAURANTS - 1.5%
      79,100        O'Charley's Inc.*                                    $  1,376,340
      51,200        Rare Hospitality International Inc.*                    1,191,424
                                                                         ------------
                                                                         $  2,567,764
                                                                         ------------
                    SERVICES (EMPLOYMENT) - 2.1%
      50,000        Hall, Kinion & Associates, Inc.*                     $    400,500
      92,000        ITT Educational Services*                               3,312,000
                                                                         ------------
                                                                         $  3,712,500
                                                                         ------------
                    SERVICES (FACILITIES & ENVIRONMENT) - 0.6%
      36,240        Tetra Tech Inc.                                      $  1,045,162
                                                                         ------------
                    SERVICES (RENTALS) - 0.6%
     163,600        Rent-Way, Inc.*                                      $  1,161,560
                                                                         ------------
                    SPECIALTY PRINTING - 1.1%
     100,000        John H. Harland Co.                                  $  1,882,000
                                                                         ------------
                    TOTAL CONSUMER STAPLES                               $ 16,779,944
                                                                         ------------
                    ENERGY - 7.7%
                    OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
      58,000        Lufkin Industries                                    $  1,725,500
                                                                         ------------
                    OIL & GAS (PRODUCTION/EXPLORATION) - 6.7%
     191,600        Natco Group Inc.*                                    $  2,299,200
      20,000        Penn Virginia Corp.                                       738,400
     112,300        St. Mary Land & Exploration Co.                         2,487,445
     100,000        Tom Brown, Inc.*                                        2,821,000
     152,700        Unit Corp.*                                             3,301,374
                                                                         ------------
                                                                         $ 11,647,419
                                                                         ------------
                    TOTAL ENERGY                                         $ 13,372,919
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                     VALUE
                    FINANCIALS - 18.6%
                    CONSUMER FINANCE - 1.0%
     158,800        Medallion Financial Corp.                            $  1,721,392
                                                                         ------------
                    FINANCIAL (DIVERSIFIED) - 5.8%
      40,000        Actrade Financial Technologies Ltd.*                 $  1,594,400
      67,000        Advanta Corp. (Class B)                                   814,050
      89,000        Dollar Thrifty Automotive Group, Inc.*                  2,109,300
      68,600        Financial Federal Corp.*                                1,759,590
      96,000        Mutual Risk Management Ltd.                               807,360
     165,500        Transmedia Network, Inc.*                                 595,800
     259,500        Ventas, Inc.                                            2,400,375
                                                                         ------------
                                                                         $ 10,080,875
                                                                         ------------
                    INSURANCE (LIFE/HEALTH) - 0.5%
      52,600        FBL Financial Group, Inc.*                           $    838,970
                                                                         ------------
                    INSURANCE (PROPERTY-CASUALTY) - 2.2%
      50,000        IPC Holdings Ltd.*                                   $  1,152,500
      37,000        Philadelphia Consolidated Holding Corp. *               1,170,680
      85,400        Stewart Information Services Corp.*                     1,464,610
                                                                         ------------
                                                                         $  3,787,790
                                                                         ------------
                    REAL ESTATE - 8.3%
     108,400        Bedford Property Investors, Inc.                     $  2,113,800
     168,200        Entertainment Properties Trust                          2,734,932
      53,700        Glimcher Realty Trust                                     889,809
      98,600        Lasalle Hotel Properties                                1,676,200
      90,000        Pennsylvania Real Estate Investment Trust, Inc.         2,065,500
     123,400        Prime Group Realty Trust                                1,667,134
      28,000        Parkway Properties, Inc.                                  872,200
      97,000        Universal Health Realty Inc.                            2,065,130
      25,000        Wellsford Real Properties Inc.*                           414,500
                                                                         ------------
                                                                         $ 14,499,205
                                                                         ------------
                    SAVINGS & LOAN COMPANIES - 0.8%
      73,300        Banner Corp.                                         $  1,480,660
                                                                         ------------
                    TOTAL FINANCIALS                                     $ 32,408,892
                                                                         ------------
                    HEALTH CARE - 3.8%
                    HEALTH CARE (HOSPITAL MANAGEMENT) - 0.7%
      49,100        Triad Hospitals, Inc.*                               $  1,212,770
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                     VALUE
                    HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.3%
      32,500        Endocare Inc.*                                       $    416,975
     170,000        Rita Medical Systems, Inc.*                               756,500
     173,000        Vascular Solutions, Inc.*                               1,107,200
                                                                         ------------
                                                                         $  2,280,675
                                                                         ------------
                    HEALTH CARE (SPECIALIZED SERVICES) - 1.8%
     115,500        Pediatrix Medical Group, Inc.*                       $  3,154,305
                                                                         ------------
                    TOTAL HEALTH CARE                                    $  6,647,750
                                                                         ------------
                    TECHNOLOGY - 15.6%
                    COMPUTERS (PERIPHERALS) - 0.9%
     100,000        Secure Computing Corp.*                              $  1,579,000
                                                                         ------------
                    COMPUTERS (SOFTWARE & SERVICES) - 2.1%
     112,000        Avant! Corp.*                                        $  1,882,720
      50,000        Radisys Corp.*                                          1,239,500
      39,500        SPSS Inc.*                                                575,120
                                                                         ------------
                                                                         $  3,697,340
                                                                         ------------
                    ELECTRONICS (COMPONENT DISTRIBUTION) - 3.3%
      95,000        ACT Manufacturing, Inc.*                             $  1,582,700
     160,040        Oak Technology, Inc.*                                   1,658,014
     140,000        Power Integrations, Inc.*                               1,694,000
      70,000        Sipex Corp.*                                              765,100
                                                                         ------------
                                                                         $  5,699,814
                                                                         ------------
                    ELECTRONICS (INSTRUMENTATION) - 2.5%
      80,000        Photon Dynamics Inc.*                                $  2,521,600
      38,700        Veeco Instruments, Inc.*                                1,784,457
                                                                         ------------
                                                                         $  4,306,057
                                                                         ------------
                    ELECTRONICS (SEMICONDUCTORS) - 0.5%
      35,000        AXT, Inc.*                                           $    948,150
                                                                         ------------
                    EQUIPMENT (SEMICONDUCTOR) - 6.3%
      50,000        Advanced Energy Industries Inc.*                     $  1,635,000
      64,000        ATMI, Inc.*                                             1,676,000
      70,000        Brooks Automation, Inc.*                                3,444,700
     118,800        Photronics, Inc.*                                       2,763,288
      85,000        PRI Automation, Inc.*                                   1,419,500
                                                                         ------------
                                                                         $ 10,938,488
                                                                         ------------
                    TOTAL TECHNOLOGY                                     $ 27,168,849
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                     VALUE
                    TRANSPORTATION - 2.6%
                    RAILROADS - 1.2%
     159,000        Rail America Inc.*                                   $  2,082,900
                                                                         ------------
                    SHIPPING - 1.4%
     125,000        Stelmar Shipping Ltd.*                               $  2,418,750
                                                                         ------------
                    TOTAL TRANSPORTATION                                 $  4,501,650
                                                                         ------------
                    UTILITIES - 3.4%
                    NATURAL GAS - 3.4%
      83,000        ATP Oil & Gas Corp.*                                 $    941,220
      66,000        NUI Corp.                                               1,420,320
     234,800        Southwestern Energy Co.*                                3,604,180
                                                                         ------------
                    TOTAL UTILITIES                                      $  5,965,720
                                                                         ------------
                    TOTAL COMMON STOCKS
                    (Cost $132,768,748)                                  $167,679,607
                                                                         ------------

   PRINCIPAL
    AMOUNT
         TEMPORARY CASH INVESTMENTS - 3.7%
                    COMMERCIAL PAPER - 3.7%
 $ 6,454,000        Travelers, 4.17% 6/1/01                              $  6,454,000
                                                                         ------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $6,454,000)                                    $  6,454,000
                                                                         ------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENTS - 100%
                    (Cost $139,222,748)(a)                               $174,133,607
                                                                         ============

* Non-income producing security
(a) At May 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $139,257,808 was as follows:
    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over cost                               $41,395,105
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                            (6,519,306)
                                                                         ------------
    Net unrealized gain                                                   $34,875,799
                                                                         ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2001, aggregated $40,796,712 and $38,191,149, respectively.



   The accompanying notes are an integral part of these financial statements.

 BALANCE SHEET 5/31/01 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including temporary cash
     investments of $6,454,000) (cost $139,222,748)                      $174,133,607
  Cash                                                                         20,448
  Receivables -
     Investment securities sold                                               386,591
     Fund shares sold                                                         262,209
     Dividends and interest                                                   110,962
     Variation Margin                                                          25,155
  Organizational costs - net                                                    3,732
  Other                                                                         1,745
                                                                         ------------
        Total assets                                                     $174,944,449
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                     $  6,962,532
     Fund shares repurchased                                                  180,546
  Due to affiliates                                                           306,074
  Accrued expenses                                                             79,202
                                                                         ------------
        Total liabilities                                                $  7,528,354
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $127,402,241
  Accumulated net investment loss                                            (580,016)
  Accumulated net realized gain on investments, foreign currency
     transactions and futures contracts                                     5,641,636
  Net unrealized gain on investments                                       34,910,859
  Net unrealized gain on futures contracts                                     41,375
                                                                         ------------
       Total net assets                                                  $167,416,095
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $70,179,001/2,877,658 shares)                        $      24.39
                                                                         ============
  Class B (based on $97,237,094/4,111,843 shares)                        $      23.65
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      25.88
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

 STATEMENT OF OPERATIONS (UNAUDITED)


 FOR THE SIX MONTHS ENDED 5/31/01

INVESTMENT INCOME:
   Dividends                                                         $   936,310
   Interest                                                              154,073
                                                                     -----------
        Total investment income                                                    $ 1,090,383
                                                                                   -----------

EXPENSES:
   Management fees                                                   $   852,024
   Transfer agent fees
      Class A                                                             84,816
      Class B                                                            123,527
   Distribution fees
      Class A                                                             79,985
      Class B                                                            445,899
   Administrative fees                                                    15,707
   Custodian fees                                                         22,976
   Registration fees                                                      38,766
   Professional fees                                                      12,532
   Printing                                                               10,192
   Organization costs                                                      2,548
   Fees and expenses of nonaffiliated trustees                             1,928
   Miscellaneous                                                          10,386
                                                                     -----------
      Total expenses                                                               $ 1,701,286
      Less fees paid indirectly                                                        (22,137)
                                                                                   -----------
      Net expenses                                                                 $ 1,679,149
                                                                                   -----------
        Net investment loss                                                        $  (588,766)
                                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS AND FUTURES CONTRACTS:
   Net realized gain from:
      Investments                                                    $ 5,466,644
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    565
      Futures contracts                                                   83,880   $ 5,551,089
                                                                     -----------   -----------
   Change in net unrealized gain on:
      Investments                                                    $23,833,971
      Futures contracts                                                   41,375   $23,875,346
                                                                     -----------   -----------
      Net gain on investments, foreign currency transactions,
        and futures contracts                                                      $29,426,435
                                                                                   -----------
      Net increase in net assets resulting from operations                         $28,837,669
                                                                                   -----------


   The accompanying notes are an integral part of these financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS


 FOR THE SIX MONTHS ENDED 5/31/01 AND THE YEAR ENDED 11/30/00

                                                                         SIX MONTHS
                                                                            ENDED
                                                                           5/31/01        YEAR ENDED
FROM OPERATIONS:                                                         (UNAUDITED)       11/30/00
  Net investment loss                                                   $   (588,766)    $   (993,864)
  Net realized gain on investments, foreign currency
   transactions and futures contracts                                      5,551,089        5,292,682
  Change in unrealized gain on investments
   and futures contracts                                                  23,875,346        7,218,036
                                                                        ------------     ------------
     Net increase in net assets resulting
       from operations                                                  $ 28,837,669     $ 11,516,854
                                                                        ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net realized gain:
   Class A ($0.00 and $0.31 per share, respectively)                    $          -     $   (898,211)
   Class B ($0.00 and $0.31 per share, respectively)                               -       (1,277,935)
                                                                        ------------     ------------
     Total distributions to shareowners                                 $          -     $ (2,176,146)
                                                                        ------------     ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                      $ 22,913,292     $ 93,330,868
  Reinvestment of distributions                                                    -        1,815,351
  Cost of shares repurchased                                             (23,562,274)     (55,684,896)
                                                                        ------------     ------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                            $   (648,982)    $ 39,461,323
                                                                        ------------     ------------
   Net increase in net assets                                           $ 28,188,687     $ 48,802,031
NET ASSETS:
Beginning of period                                                      139,227,408       90,425,377
                                                                        ------------     ------------
End of period (including accumulated net investment
  income (loss) of $(580,016), and $8,750 respectively)                 $167,416,095     $139,227,408
                                                                        ============     ============

                                  '01 SHARES    '01 AMOUNT
CLASS A                           (UNAUDITED)   (UNAUDITED)     '00 SHARES     '00 AMOUNT
Shares sold                         467,604    $ 10,519,678      2,024,002    $ 45,354,366
Reinvestment of distributions             -               -         39,641         821,768
Less shares repurchased            (492,047)    (11,000,554)    (1,099,431)    (24,338,067)
                                   --------    ------------     ----------    ------------
  Net increase (decrease)           (24,443)   $   (480,876)       964,212    $ 21,838,067
                                   ========    ============     ==========    ============
CLASS B
Shares sold                         555,488    $ 12,393,614      2,206,881    $ 47,976,502
Reinvestment of distributions             -               -         49,236         993,583
Less shares repurchased            (579,037)    (12,561,720)    (1,443,468)    (31,346,829)
                                   --------    ------------     ----------    ------------
  Net increase (decrease)           (23,549)   $   (168,106)       812,649    $ 17,623,256
                                   ========    ============     ==========    ============




   The accompanying notes are an integral part of these financial statements.

 FINANCIAL HIGHLIGHTS 5/31/01

                                                                  SIX MONTHS ENDED                                      2/28/97
                                                                      5/31/01     YEAR ENDED  YEAR ENDED   YEAR ENDED      TO
                                                                    (UNAUDITED)    11/30/00    11/30/99     11/30/98   11/30/97(a)
CLASS A
Net asset value, beginning of period                                  $ 20.10       $ 17.40     $ 13.85     $ 17.84     $ 15.00
                                                                      -------       -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                                 $ (0.03)      $ (0.12)    $ (0.08)    $ (0.15)    $ (0.07)
  Net realized and unrealized gain (loss) on investments,
     foreign currency transactions and futures contracts                 4.32          3.13        3.63       (2.77)       2.91
                                                                      -------       -------     -------     -------     -------
Net increase (decrease) from investment operations                    $  4.29       $  3.01     $  3.55     $ (2.92)    $  2.84
Distributions to shareowners:
  Net realized gain                                                         -         (0.31)          -       (1.07)          -
                                                                      -------       -------     -------     -------     -------
Net increase (decrease) in net asset value                            $  4.29       $  2.70     $  3.55     $ (3.99)    $  2.84
                                                                      -------       -------     -------     -------     -------
Net asset value, end of period                                        $ 24.39       $ 20.10     $ 17.40     $ 13.85     $ 17.84
                                                                      -------       -------     -------     -------     -------
Total return*                                                           21.34%        17.26%      25.63%     (17.17)%     18.93%
Ratio of net expenses to average net assets+                             1.75%**       1.72%       2.02%       1.85%       1.76%**
Ratio of net investment loss to average net assets+                     (0.34)%**     (0.27)%     (0.71)%     (0.83)%     (0.60)%**
Portfolio turnover rate                                                    51%**         61%         78%         81%         55%**
Net assets, end of period (in thousands)                              $70,179       $58,323     $33,714     $36,528     $51,825
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                           1.75%**       1.72%       2.02%       1.85%       2.12%**
  Net investment loss                                                   (0.34)%**     (0.27)%     (0.71)%     (0.83)%     (0.96)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                           1.72%**       1.69%       1.98%       1.84%       1.70%**
  Net investment loss                                                   (0.31)%**     (0.24)%     (0.67)%     (0.82)%     (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements

 FINANCIAL HIGHLIGHTS 5/31/01

                                                                  SIX MONTHS ENDED                                      2/28/97
                                                                      5/31/01     YEAR ENDED  YEAR ENDED   YEAR ENDED      TO
                                                                    (UNAUDITED)    11/30/00    11/30/99     11/30/98   11/30/97(a)
CLASS B
Net asset value, beginning of period                                  $ 19.56      $ 17.07     $ 13.69      $ 17.77     $ 15.00
                                                                      -------      -------     -------      -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                                 $ (0.12)     $ (0.18)    $ (0.24)     $ (0.25)    $ (0.16)
  Net realized and unrealized gain (loss) on investments,
     foreign currency transactions and futures contracts                 4.21         2.98        3.62        (2.76)       2.93
                                                                      -------      -------     -------      -------     -------
  Net increase (decrease) from investment operations                  $  4.09      $  2.80     $  3.38      $ (3.01)    $  2.77
Distributions to shareowners:
  Net realized gain                                                         -        (0.31)          -        (1.07)          -
                                                                      -------      -------     -------      -------     -------
Net increase (decrease) in net asset value                            $  4.09      $  2.49     $  3.38      $ (4.08)    $  2.77
                                                                      -------      -------     -------      -------     -------
Net asset value, end of period                                        $ 23.65      $ 19.56     $ 17.07      $ 13.69     $ 17.77
                                                                      -------      -------     -------      -------     -------
Total return*                                                           20.91%       16.36%      24.69%      (17.78)%     18.47%
Ratio of net expenses to average net assets+                             2.52%**      2.45%       2.73%        2.55%       2.48%**
Ratio of net investment loss to average net assets+                     (1.11)%**    (1.01)%     (1.42)%      (1.53)%     (1.32)%**
Portfolio turnover rate                                                    51%**        61%         78%          81%         55%**
Net assets, end of period (in thousands)                              $97,237      $80,905     $56,711      $57,252     $70,971
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                           2.52%**      2.45%       2.73%        2.55%       2.81%**
  Net investment loss                                                   (1.11)%**    (1.01)%     (1.42)%      (1.53)%     (1.65)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                           2.50%**      2.42%       2.69%        2.54%       2.42%**
  Net investment loss                                                   (1.09)%**    (0.98)%     (1.38)%      (1.52)%     (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements

 NOTES TO FINANCIAL STATEMENTS 5/31/01 (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.


B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

   At May 31, 2001, open futures contracts were as follows:

                     NUMBER OF
                     CONTRACTS     SETTLEMENT       MARKET        UNREALIZED
 TYPE              LONG/(SHORT)       MONTH          VALUE        GAIN (LOSS)
----------------------------------------------------------------------------------
 Russell 2000             5           6/01         $1,242,625        $41,375
----------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $15,091 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2001.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PIM redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2001, $159,915 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $33,210 in transfer agent fees payable to PIMSS at May 31, 2001.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $112,949 in distribution fees payable to PFD at May 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2001, CDSCs in the amount of $113,018 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2001, the Fund's expenses were reduced by $22,137 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2001, the fund had no borrowings under this agreement.

 PIONEER MICRO-CAP FUND


 TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary


INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

 RETIREMENT PLANS FROM PIONEER


Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL PLANS

INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA The $2,000 maximum annual contribution is not tax-deductible; earnings are tax-free for qualified withdrawals.


PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA For firms with 100 or fewer employees. Employees can make pre-tax contributions, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed individuals and small-business owners can make tax-deductible contributions of up to 15% of their income. Employer must also contribute for any eligible employees.


EMPLOYER-SPONSORED PLANS

401(k) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(B) PLAN Lets employees of public schools, nonprofit hospitals and certain other tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

 Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE-SM-

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

 AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


DIRECTED DIVIDENDS

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

 HOW TO CONTACT PIONEER


 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 CALL US FOR:

 ACCOUNT INFORMATION, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                               1-800-225-6292

 FACTFONE-SM- for automated fund yields, prices,
 account information and transactions                            1-800-225-4321

 RETIREMENT PLANS INFORMATION                                    1-800-622-0176

 TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997


 WRITE TO US:

 PIMSS, Inc.
 P.O. Box 9014
 Boston, Massachusetts 02205-9014

 OUR TOLL-FREE FAX                                               1-800-225-4240

 OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
 (for general questions about Pioneer only)


 VISIT OUR WEB SITE:                                        www.pioneerfunds.com

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO] PIONEER
       INVESTMENTS-Registered Trademark-

PIONEER INVESTMENT MANAGEMENT, INC.
60 STATE STREET
BOSTON, MASSACHUSETTS 02109
www.pioneerfunds.com

                  10150-00-0701
              -C- PIONEER FUNDS DISTRIBUTOR, INC.
                  UNDERWRITER OF PIONEER MUTUAL FUNDS
[RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER